 Exhibit 99.1

RUM Group to Acquire Additional Shares
of Northern Data to Reach Approx. 98% Ownership

Company Notifies Northern Data of Intent to Commence Squeeze-Out Proceedings for Remaining Shares Under German Stock Corporation Act

LONGBOAT KEY, Fla. – September 10, 2026 (GLOBE NEWSWIRE) – RUM Group Inc. (Nasdaq: RUM) (“RUM Group” or the “Company”) today announced that it expects to acquire additional outstanding shares of Northern Data AG (“Northern Data”), a leading provider of AI and high-performance computing (HPC) infrastructure, to increase its ownership in Northern Data from 85.2% to approximately 98%. RUM Group also delivered notice to Northern Data that it intends to commence squeeze-out proceedings under the German Stock Corporation Act to acquire the remaining approximately 2% of Northern Data’s outstanding shares, which, upon completion, will bring RUM Group’s ownership percentage to 100%.

RUM Group is acquiring the additional shares from Tether Investments, S.A. de C.V. (“Tether”) under the existing Transaction Support Agreement, pursuant to which Tether agreed to exchange, at the end of each calendar month, any additional Northern Data shares acquired by Tether for shares of RUM Class A common stock (or pre-funded warrants in lieu thereof) at the Offer Ratio of 2.0281 shares of RUM Class A common stock for each Northern Data share delivered. On September 2, 2026, Tether reported that it had agreed to acquire 8,256,155 Northern Data shares. RUM Group understands that these acquisitions are expected to settle in time to allow for an exchange of the acquired Northern Data shares against newly issued pre-funded warrants with RUM Group on or about September 30, 2026 under the terms of the Transaction Support Agreement.

Upon acquisition of the additional Northern Data shares from Tether, RUM Group will submit a formal squeeze-out request to Northern Data. The price to be paid in the squeeze-out may differ from the market price of Northern Data shares and prices paid by other shareholders in bilateral trades, including by Tether.

This announcement comes on the heels of a previously announced $13.7 billion GPU services agreement with an unaffiliated U.S.-based third party cloud customer for the Company’s site in Maysville, GA (see Form 8-K).

About RUM Group Inc.

RUM Group Inc. is an AI infrastructure and video company. Its Quake AI business delivers AI compute as a service, operating AI data centers including GPU and CPU compute, storage, and networking at scale. Rumble, RUM Group’s video business and the original tenant of Quake AI, provides creators and enterprises a full suite of video technologies, unlocking reach, scale, and monetization. RUM Group is building the rails of the agentic-first enterprise: the AI compute, cloud infrastructure, and trust layer for the agentic AI future, advancing RUM Group’s mission to maximize the power of human imagination. For more information, visit www.rum.group.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding the Company’s acquisition of additional shares in Northern Data and subsequent squeeze-out of Northern Data. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include: the successful completion of the closing of the purchase of additional Northern Data shares from Tether and the subsequent squeeze-out of Northern Data; the risk factors set forth under Item 8.01 of RUM Group’s Form 8-K filed with the SEC on August 24, 2026 which are incorporated herein by reference; the Northern Data business combination, including the success of the business following the transaction; the ability to successfully integrate RUM Group’s and Northern Data’s businesses; risks related to disruption of management time from ongoing business operations due to the transaction; the risk that the transaction can negatively impact the ability of RUM Group and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that RUM Group, Northern Data or the post combination company may not be able to effectively compete, including through product improvements and development; the risk that RUM Group, Northern Data or the post-combination company may not be able to meet surging AI compute demand by establishing business relationships with hyperscalers; risks relating to our development and construction of new data center facilities, including increasing public and community opposition to data center development and exposure to a highly-evolving regulatory landscape, which could delay, increase the cost of, or prevent the completion of our planned projects and subject us to potential legal liabilities; the risk that the cloud, video, and content delivery network capabilities of RUM Group, Northern Data or the post-combination company may not be sufficient to attract and continue to attract interest from system integrators and content creators and to create powerful funnel partnership opportunities for the combined platform; the risk that RUM Group, Northern Data or the post combination company may not be able to accelerate delivery of next-generation cloud solutions and AI applications; risks that the growth strategy of the combined business may require a significant amount of debt financing, which may be available on unfavorable terms, if at all, and risks relating to the ability of the combined business to service such debt obligations; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; weakened global economic conditions may affect our business and operating results; our limited operating history makes it difficult to evaluate our business and prospects; we may not grow or maintain our active user base, and may not be able to achieve or maintain profitability; we may fail to maintain adequate operational and financial resources; we may be unsuccessful in attracting new users to our mobile and connected TV offerings; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets may adversely affect our business and operating results; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; new technologies have been developed that are able to block certain online advertisements or impair our ability to deliver advertising, which could harm our operating results; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating online video sharing platforms, other online platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business, financial performance, and operating results; we may become subject to newly enacted laws and regulations that restrict or moderate content on the internet; we are exposed to significant regulatory, operational, compliance, privacy, and legal risks related to age restriction or verification requirements and children’s online safety laws contemplated or enacted in various U.S. states and foreign jurisdictions; paid endorsements by our content creators may expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; we have incurred and will incur significantly increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

For investor inquiries, please contact:

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Source: RUM Group Inc.